Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months       For the Nine Months
                              Ended September 30,        Ended September 30,
                              1999          1998         1999          1998
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income....... $   209,021  $   198,429   $   702,863  $   540,885
Provision for possible
 credit losses............     105,020       78,569       319,240      245,709
Other operating income....   1,118,307      831,211     3,050,569    2,295,917
Other operating expense...     751,413      601,163     2,295,809    1,721,986
  Net income..............     291,484      216,593       704,659      537,977

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PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(a)............... $       .36  $       .28   $       .87  $       .70
Earnings-assuming
 dilution(a)..............         .34          .27           .83          .67
Dividends.................         .07          .06           .21          .18
Book value................        4.68         2.70

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RATIOS:

Return on average total
 assets...................        4.02%        3.66%         3.39%        3.23%
Return on average
 stockholders' equity.....       30.15        39.77         25.67        35.26
Average receivables to
 average deposits.........       82.92        90.69         86.93        87.36
Stockholders' equity to
 total assets.............       13.42         9.42

Loan Portfolio:
  Delinquency(b)..........        4.00         3.87
  Net credit losses.......        2.98         2.42          2.72         2.53

Managed Loans(c):
  Delinquency.............        4.67         4.69
  Net credit losses.......        4.34         4.42          4.37         4.34
  Net interest margin(d)..        7.33         7.55          7.54         7.46

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months       For the Nine Months
                              Ended September 30,        Ended September 30,
                              1999          1998         1999          1998
------------------------------------------------------------------------------
                                               (unaudited)
MANAGED LOAN DATA(c):

At Period End:
  Loans held for
   securitization......... $ 5,815,060  $ 2,571,323
  Loan portfolio..........   8,875,364   10,012,324
  Securitized loans.......  52,662,759   43,703,887
                           -----------  -----------
    Total managed loans... $67,353,183  $56,287,534
                           ===========  ===========

Average For the Period:
  Loans held for
   securitization......... $ 4,322,598  $ 2,768,037   $ 3,917,198  $ 2,810,644
  Loan portfolio..........   9,771,086    9,921,478    10,403,686    8,923,457
  Securitized loans.......  51,512,620   41,375,203    48,282,248   39,672,626
                           -----------  -----------   -----------  -----------
    Total managed loans... $65,606,304  $54,064,718   $62,603,132  $51,406,727
                           ===========  ===========   ===========  ===========
For the Period:
  Sales and cash advance
   volume................. $27,745,666  $21,953,559   $75,305,998  $59,691,259

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments. $ 6,778,901  $ 4,565,455
Loans held for
 securitization...........   5,815,060    2,571,323

Credit card loans.........   7,104,049    7,413,371
Other consumer loans......   1,771,315    2,598,953
                           -----------  -----------
  Total loans.............   8,875,364   10,012,324
Reserve for possible
 credit losses............    (328,095)    (206,202)
                           -----------  -----------
  Net loans...............   8,547,269    9,806,122

Total assets..............  29,547,080   23,815,025
Total deposits............  17,624,369   14,125,314
Stockholders' equity......   3,966,163    2,242,502
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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months       For the Nine Months
                              Ended September 30,        Ended September 30,
                              1999          1998         1999          1998
------------------------------------------------------------------------------
                                               (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments. $ 5,457,428  $ 4,535,542   $ 5,618,592  $ 4,642,489
Loans held for
 securitization...........   4,322,598    2,768,037     3,917,198    2,810,644

Credit card loans.........   8,053,465    7,096,284     8,314,658    6,442,452
Other consumer loans......   1,717,621    2,825,194     2,089,028    2,481,005
                           -----------  -----------   -----------  -----------
  Total loans.............   9,771,086    9,921,478    10,403,686    8,923,457
Reserve for possible
 credit losses............    (327,877)    (197,943)     (290,067)    (184,063)
                           -----------  -----------   -----------  -----------
  Net loans...............   9,443,209    9,723,535    10,113,619    8,739,394

Total assets..............  28,779,036   23,475,319    27,811,533   22,294,470
Total deposits............  16,997,305   13,992,638    16,474,678   13,431,922
Stockholders' equity......   3,835,340    2,160,643     3,669,629    2,039,879
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Weighted average common
 shares outstanding
 (000)....................     801,890      751,806       800,756      751,828
Weighted average common
 shares outstanding and
 common stock equivalents
 (000)....................     838,608      787,685       837,436      790,100
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NOTES:
(a)Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas, earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share." The Corporation's common stock equivalents are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(c) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis.